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                                                                    EXHIBIT 10.4


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                      THE INDUSTRIAL DEVELOPMENT AUTHORITY
                           OF THE COUNTY OF MARICOPA
                          MULTIFAMILY HOUSING REVENUE
               REFUNDING BONDS (LAGUNA POINT APARTMENTS PROJECT)
                                  SERIES 1994


         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is entered into as of June 4, 1996, among AMERICA FIRST ARIZONA REIT, INC., an Arizona corporation ("Seller"), WALDEN AZ CORPORATION, a Delaware corporation ("Purchaser"), THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE COUNTY OF MARICOPA ("Issuer"), and FIRST BANK NATIONAL ASSOCIATION, as Trustee ("Trustee").

         WHEREAS, the Seller is the current owner of that multifamily housing project located in Maricopa County, Arizona and known as "Laguna Point Apartments" as described on Exhibit A hereto (the "Project"), which Project was refinanced with the proceeds of the above-captioned bonds (the "Bonds") issued pursuant to an Indenture of Trust (the "Indenture") dated as of July 1, 1994 between the Issuer and FirsTier Bank, National Association, Lincoln, Nebraska, as trustee (now succeeded-in-interest by the Trustee); and

         WHEREAS, in connection with the issuance of the Bonds, the Seller executed and delivered the following documents (the "Seller Documents"): that Loan Agreement dated as of July 1, 1994 between the Seller and the Issuer; that Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated as of July 14, 1994 (the "Deed of Trust") among the Seller, as borrower, the Trustee, as beneficiary and secured party, and Lawyers Title of Arizona, Inc., as mortgage trustee, recorded as document number 94-0539195 in the Official Records of the Maricopa County Recorder; that Assignment of Rents and Leases dated as of July 14, 1994 (the "Assignment") in favor of the Trustee, as assignee, recorded as document number 94-0539196 in the Official Records of the Maricopa County Recorder; that Promissory Note dated July 14, 1994 (the "Note") in favor of the Issuer; that Land Use Restriction Agreement dated as of July 14, 1994 (the "Restriction Agreement") among the Issuer, the Seller and the Trustee; and that Indemnity Trust Agreement dated as of July 1, 1994 (the "Indemnity Trust Agreement") among the Seller, the Issuer and the Trustee;

         WHEREAS, the Purchaser has agreed to purchase all of the Seller's right, title and interest in the Project pursuant to that Purchase and Sale Agreement dated April 12, 1996 (the "Purchase Agreement"); and

         WHEREAS, the Project will not be pledged to the payment of any debt other than the Bonds as a result of such purchase of the Project; and

         WHEREAS, the Purchase Agreement requires that the Purchaser assume all rights, powers, duties and obligations of the Seller under the Seller Documents (the "Obligations"); and
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         WHEREAS, Seller has agreed to transfer to Purchaser all of Seller's right, title and interest in and to the Project, subject to the lien of the Deed of Trust, and the Issuer has consented to such transfer, provided that the Purchaser assumes all Obligations;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other valuable consideration, and subject to the condition that the execution of this Assumption Agreement will not impair the existing lien of the Deed of Trust, or the priority thereof, it is HEREBY AGREED AS FOLLOWS:

         1. ASSIGNMENT. The Seller hereby unconditionally assigns to Purchaser all of its right, title and interest in the Seller Documents, including all claims that the Seller may have in the future arising from such documents. Nothing contained herein, and nothing done pursuant hereto, shall affect the lien of the Deed of Trust and/or the priority thereof or release or affect the liability of any person or entity now or hereafter liable or under the Seller Documents except as expressly set forth in Section 4 below.

         2. ASSUMPTION. Purchaser hereby unconditionally assumes, covenants, promises and agrees that it shall (a) pay the Note at the time and in the manner as provided therein, (b) subject to Section 4 below, perform each and all of the Obligations, at the time and in the manner as provided in the Seller Documents and (c) be bound by each and all of the terms and provisions of the Seller Documents, in each case, to the same effect as if Purchaser had itself executed and delivered each such document.

         3. COMPLIANCE WITH TAX COVENANTS. The Purchaser hereby specifically covenants to be bound by all provisions, covenants, restrictions, reservations, charges and easements contained in the Restriction Agreement and Loan Agreement. The Purchaser also covenants that it will not take any action, permit any action or omit to take any action which would adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

         4. RELEASE. Seller's liability with respect to the Obligations is hereby terminated provided, however, that Seller's liability to the Issuer and Trustee accruing prior to the execution and delivery of this Assumption Agreement (which liability Purchaser does not assume) shall survive the execution and delivery of this Assumption Agreement and the transfer to Purchaser of the Project.

         5.   CONTINUING EFFECT.  Except for the release of Seller set forth in
Section 4, nothing herein shall be construed to constitute a waiver, modification or release of any of the terms, covenants, provisions or conditions, or of any default which may now or hereafter exist, under any of the Seller Documents.





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         IN WITNESS WHEREOF, this Assumption Agreement has been executed by the parties hereto as of the day and year first hereinabove written.

                                      AMERICA FIRST ARIZONA REIT, INC.,
                                      an Arizona corporation, as Seller

                                      By
                                        ---------------------------------
                                      Its
                                         --------------------------------


                                      WALDEN AZ CORPORATION, a Delaware
                                      corporation, as Purchaser

                                      By
                                        ---------------------------------
                                      Its
                                         --------------------------------


                                      THE INDUSTRIAL DEVELOPMENT
                                      AUTHORITY OF THE COUNTY OF
                                      MARICOPA, as Issuer

                                      By
                                        ---------------------------------
                                      Its
                                         --------------------------------


                                      FIRST BANK NATIONAL
                                      ASSOCIATION, as Trustee


                                      By
                                        ---------------------------------
                                      Its
                                         --------------------------------





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